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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                                                                      July 17, 2000
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                                                                                                              For Month of:
POOL BALANCE:                                                                                                 June, 2000
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
Pool Balance, beginning of month                                                                              $822,966,580.24

Pool Balance, end of month                                                                                    $823,546,744.42

Pool Balance, average                                                                                         $812,321,563.65

Required Pool Balance, end of month                                                                           $820,337,025.65

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COLLECTIONS & SERIES ALLOCATIONS                                                                              Month of:
                                                                                                              June , 2000
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Series Allocable Principal Collections
    Series 1999-VFN                                                                                           $ 39,405,180.62
    Series 2000-1                                                                                             $485,276,334.34
                                                                                                              $524,681,514.96

Series Allocable Non-Principal Collections
    Series 1999-VFN                                                                                           $    490,700.53
    Series 2000-1                                                                                             $  6,042,996.20
                                                                                                              $  6,533,696.73

Series Allocable Miscellaneous Payments
    Series 1999-VFN                                                                                           $ -
    Series 2000-1                                                                                             $ -
                                                                                                              $ -

Investment Proceeds
    Series 1999-VFN                                                                                           $    167,158.33
    Series 2000-1                                                                                             $     24,959.35
                                                                                                              $    192,117.68
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CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                                                               Month of:
                                                                                                              June , 2000
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1999-VFN                                                                                                      $          0.00
Series 2000-1 Class A                                                                                         $          0.00
Series 2000-1 Class B                                                                                         $          0.00
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ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                                                                  Month of:
                                                                                                              June , 2000
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Series Allocation Percentages
      Series 1999-VFN                                                                                                   10.78%
      Series 2000-1                                                                                                     89.22%

Floating Allocation Percentages
      Series 1999-VFN                                                                                                   92.18%
      Series 2000-1                                                                                                     91.68%

Principal Allocation Percentages
      Series 1999-VFN                                                                                                    0.00%
      Series 2000-1                                                                                                      0.00%
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              ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES                                           Month of:
                                                                                                              June , 2000
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Series 1999-VFN

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                                                          $  2,413,831.51
Floating Allocation Percentage:                                                                               $ 32,749,389.24
Cert. Percentage minus Excess Cert. Percentage:                                                               $  4,241,959.87
                                                                                                              $ 39,405,180.62

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                                                          $     30,058.70
Floating Allocation Percentage:                                                                               $    407,818.02
Cert. Percentage minus Excess Cert. Percentage:                                                               $     52,823.82
                                                                                                              $    490,700.53

Series 2000-1

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                                                          $ 17,149,620.02
Floating Allocation Percentage:                                                                               $430,672,124.96
Cert. Percentage minus Excess Cert. Percentage:                                                               $ 37,454,589.37
                                                                                                              $485,276,334.34

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                                                          $    213,558.92
Floating Allocation Percentage:                                                                               $  5,363,026.85
Cert. Percentage minus Excess Cert. Percentage:                                                               $    466,410.42
                                                                                                              $  6,042,996.20
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                                                                                                              Paid on:
MONTHLY DISTRIBUTIONS                                                                                         July 17, 2000
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Principal Distributions to Investors
      Series 1999-VFN                                                                                         $ -
      Series 2000-1 Class A                                                                                   $ -
      Series 2000-1 Class B                                                                                   $ -

Principal Distributions to Investors - $ per thousand
      Series 1999-VFN                                                                                         $          0.00000000
      Series 2000-1 Class A                                                                                   $          0.00000000
      Series 2000-1 Class B                                                                                   $          0.00000000

Monthly Interest to Investors
      Series 1999-VFN                                                                                         $    350,770.94
      Series 2000-1 Class A                                                                                   $  3,896,815.56
      Series 2000-1 Class B                                                                                   $    340,860.00

Monthly Interest to Investors - $ per thousand
      Series 1999-VFN                                                                                         $          6.37765345
      Series 2000-1 Class A                                                                                   $          6.03222222
      Series 2000-1 Class B                                                                                   $          6.31222222


Rated Variable Funding Increased Cost Amounts
      Series 1999-VFN                                                                                         $          0.00

Noteholder Monthly Servicing Fee
      Series 1999-VFN                                                                                         $     70,833.33
      Series 2000-1                                                                                           $    560,985.55

Reserve Fund Deposit Amount
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Investor Default Amount
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Monthly Dilution Amount
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Noteholder Charge-Off Reversal Amount
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Carry-Over Amount
      Series 2000-1 Class A                                                                                   $          0.00
      Series 2000-1 Class B                                                                                   $          0.00
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                                                                                                              Paid on:
MONTHLY DISTRIBUTIONS (Cont.)                                                                                 July 17, 2000
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Unrated Variable Funding Increased Cost Amounts
      Series 1999-VFN                                                                                         $          0.00

Previously waived servicing fee
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1                                                                                           $          0.00

Collections Released to Cert. during Collection Period                                                        $525,260,379.76

Excess Distributed to Cert. on Payment Date                                                                   $    926,684.23
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                                                                                                              Last day of:
FUNDED AND INVESTED AMOUNTS:                                                                                  June , 2000
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SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                                                                         $600,000,000.00
Incremental Funded Amounts (Cumulative)                                                                       $ 35,000,000.00
Principal Distributed to Investors (Cumulative)                                                               $580,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                                                                $          0.00
    Funded Amount                                                                                             $ 55,000,000.00

Series Excess Funding Amount                                                                                  $          0.00
Principal Funding Account Balance                                                                             $          0.00
    Invested Amount                                                                                           $ 55,000,000.00

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                                                                       $646,000,000.00
Principal Distributed to Investors (Cumulative)                                                               $          0.00
Principal Funding Account Balance                                                                             $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                                                $          0.00
Series Excess Funding Amount                                                                                  $          0.00
    Invested Amount                                                                                           $646,000,000.00

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                                                                       $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                                                               $          0.00
Principal Funding Account Balance                                                                             $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                                                                $          0.00
Series Excess Funding Amount                                                                                  $          0.00
    Invested Amount                                                                                           $ 54,000,000.00
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                                                                                                              As of:
BALANCES AS OF PAYMENT DATE                                                                                   July 17, 2000
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Series 1999-VFN
    Reserve Fund Balance                                                                                      $    275,000.00
    Reserve Fund Deficiency Amount                                                                            $          0.00
    Principal Funding Account Balance                                                                         $          0.00
    Outstanding Principal Balance                                                                             $ 55,000,000.00

Series 2000-1
    Reserve Fund Balance                                                                                      $  3,500,000.00
    Reserve Fund Deficiency Amount                                                                            $          0.00
    Principal Funding Account Balance                                                                         $          0.00
    Outstanding Principal Balance, Class A                                                                    $646,000,000.00
    Outstanding Principal Balance, Class B                                                                    $ 54,000,000.00
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TRUST INCREMENTAL SUBORDINATED AMOUNT                                                                         Last day of:
      To be used in the following month's computations.                                                       June , 2000
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Pool Total Components of Excess Receivables:
      Used Vehicles                                                                                           $ 97,184,736.27
      Finance Hold Receivables (for Credit Reasons Only)                                                      $ 10,319,947.63
      Delayed Payment Program                                                                                 $          0.00

Pool Limits on Components of Excess Receivables:
      Used Vehicles                                                                                           $205,886,686.11
      Finance Hold Receivables                                                                                $          0.00
      Delayed Payment Program                                                                                 $ 16,470,934.89

Total Excess Receivables                                                                                      $ 10,319,947.63

Overconcentration Amount                                                                                      $  2,183,319.43

Ineligible Amount                                                                                             $          0.00

Trust Incremental Subordinated Amount                                                                         $ 12,503,267.06

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                                                                                                              As of:
POOL SERIES SUBORDINATED AMOUNTS                                                                              June 30, 2000
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Series Incremental Subordinated Amount
      Series 1999-VFN                                                                                         $        579.93
      Series 2000-1                                                                                           $      7,421.04

Required Subordinated Amount
      Series 1999-VFN                                                                                         $  4,460,039.39
      Series 2000-1                                                                                           $ 60,876,986.26

Available Subordinated Amount
      Series 1999-VFN                                                                                         $  4,460,039.39
      Series 2000-1                                                                                           $ 60,876,986.26

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                                                                                                              For Month of:
CHARGE OFFS                                                                                                   June , 2000
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Defaulted Receivables                                                                                         $          0.00

Investor/Noteholder Defaulted Amount
    Series 1999-VFN                                                                                           $          0.00
    Series 2000-1                                                                                             $          0.00

Deficiency Amount
    Series 1999-VFN                                                                                           $          0.00
    Series 2000-1                                                                                             $          0.00

Required Draw Amount
    Series 1999-VFN                                                                                           $          0.00
    Series 2000-1                                                                                             $          0.00

Investor/Noteholder Charge-Off's
    Series 1999-VFN                                                                                           $          0.00
    Series 2000-1                                                                                             $          0.00
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INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                                                                As of:
                                                                                                              July 17, 2000
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Interest Shortfalls as of Current Payment Date
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1 Class A                                                                                   $          0.00
      Series 2000-1 Class B                                                                                   $          0.00

Change in Interest Shortfalls from Previous Payment Date
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1 Class A                                                                                   $          0.00
      Series 2000-1 Class B                                                                                   $          0.00

Principal Shortfalls as of Current Payment Date
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1 Class A                                                                                   $          0.00
      Series 2000-1 Class B                                                                                   $          0.00

Change in Principal Shortfalls from Previous Payment Date
      Series 1999-VFN                                                                                         $          0.00
      Series 2000-1 Class A                                                                                   $          0.00
      Series 2000-1 Class B                                                                                   $          0.00

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INTEREST RATE FOR NEXT PAYMENT DATE                                                                           As of:
                                                                                                              July 17, 2000
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1999-VFN Estimated                                                                                                       6.8762500%
Series 2000-1 Class A                                                                                                    6.7612500%
Series 2000-1 Class B                                                                                                    7.0762500%
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